Other liabilities	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Other liabilities [Text Block]
8.	Other liabilities

(a)
Trillium is indebted to the Federal Economic Development Agency for Southern Ontario under a non-interest-bearing contribution agreement and is making monthly repayments of $10 through November 2019. As at December 31, 2018 and 2017, the balance repayable was $96 and $211, respectively. The loan payable was discounted using an estimated market interest rate of 15%. Interest expense accretes on the discounted loan amount until it reaches its face value at maturity.

(b)
As at December 31, 2018 and 2017, the Company had a long-term deferred lease inducement of $375 and $407 respectively, for a facility lease. The inducement benefit is being recognized over the expected term of the lease.

(c)
As at December 31, 2018 and 2017, the Company had a long-term liability of $127 and $801, respectively, related to contingent consideration on the acquisition of Fluorinov. The fair value of the contingent consideration was calculated using a discounted cash flow approach, where a risk-adjusted discount rate was applied to future cash flows. For the year ended December 31, 2018, the remeasurement of the fair value of the contingent consideration recognized an increase in the time estimate and increased risk of reaching the potential milestones, resulting in a net expense reduction of $674, which is included in research and development expenses.